UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 21, 2021

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	001-34374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

6862 Elm Street, Suite 320

McLean, VA 22101

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	AAIC	NYSE
7.00% Series B Cumulative Perpetual Redeemable Preferred Stock	AAIC PrB	NYSE
8.250% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AAIC PrC	NYSE
6.625% Senior Notes due 2023	AIW	NYSE
6.75% Senior Notes due 2025	AIC	NYSE
6.000% Senior Notes due 2026	AAIN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01. Entry into a Material Definitive Agreement.

On July 21, 2021, Arlington Asset Investment Corp. (the “Company”) entered into an amendment (the “Amendment”) to the amended and restated equity distribution agreement dated March 21, 2019 (the “Original Equity Distribution Agreement” and, as amended by the Amendment, the “Equity Distribution Agreement”), with JonesTrading Institutional Services LLC and Ladenburg Thalmann & Co. Inc. (the “Agents”).

Pursuant to the Equity Distribution Agreement, the Company will pay each Agent a commission up to 3.0% of the gross proceeds of the sale of shares pursuant to the Equity Distribution Agreement by such Agent.

The foregoing description of the Equity Distribution Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Equity Distribution Agreement, attached as Exhibit 1.1 and Exhibit 1.2 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

1.1

Amended and Restated Equity Distribution Agreement, dated March 21, 2019, by and among the Company and JonesTrading Institutional Services LLC, B. Riley FBR, Inc., Compass Point Research & Trading, LLC and Ladenburg Thalmann & Co. Inc. (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on March 21, 2019).

1.2

Amendment No. 1 to the Amended and Restated Equity Distribution Agreement, dated as of July 21, 2021, by and among Arlington Asset Investment Corp. and JonesTrading Institutional Services LLC and Ladenburg Thalmann & Co. Inc.

104Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.

Date: July 21, 2021	By:	/s/ D. Scott Parish
	Name:	D. Scott Parish
	Title:	Senior Vice President, Chief Administrative Officer and Corporate Secretary